UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                      May 22, 2007
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6530 West Campus Oval, New Albany, Ohio		43054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		614-289-5360

Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities
On May 22, 2007, the Board of Directors of Commercial Vehicle Group, Inc. (the “Company”) approved the closing of its Seattle, Washington facility and transfer of operations to existing plants throughout the United States in order to improve customer service and strengthen the Company’s long-term competitive position.
The closure is expected to be substantially completed by December 31, 2007.
The Company estimates that it will record in the current and future fiscal quarters in accordance with FASB Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities, total charges of approximately $3.2 million in connection with the closing of the Seattle facility, consisting of employee related costs of approximately $1.1 million, non-cash expense related to the write-down of certain assets of approximately $0.4 million and facility exit and other contractual costs of approximately $1.7 million. The Company estimates that approximately $2.8 million of the total charges will be incurred as future cash expenditures.
A copy of the press release announcing the closure of the Seattle facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as “expect,” “estimate” or similar expressions. In particular, this Current Report on Form 8-K contains forward-looking statements about management estimates of the charges expected to be incurred with the closure of the Seattle facility and the nature of charges to be incurred. These statements are based upon information available to management as of the date hereof. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including, but not limited to, higher than expected closure expenses, a delay in implementation of the closure and other risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.
Item 9.01 Financial Statements and Exhibits.
(d)       Exhibits.
99.1       Press release dated May 22, 2007 announcing closure of Seattle, WA facility

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
May 22, 2007	By:	/s/ Chad M. Utrup
		Name:	Chad M. Utrup
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 22, 2007 announcing closure of Seattle, WA facility